Other Assets	12 Months Ended
Dec. 31, 2017
Other Assets [Abstract]
Other Assets
Other assets
Other current assets consist of the following:

As of December 31	2016	2017
(in millions)	EUR	EUR

Advance payments to Carl Zeiss SMT GmbH	71.9	111.3
Prepaid expenses	192.0	198.4
Operations to be invoiced	101.3	366.9
Derivative financial instruments	44.5	50.5
VAT	61.6	67.3
Subordinated loan granted to lessor in respect of Veldhoven headquarters [1]	—	5.4
Other assets	89.1	67.5
Other current assets	560.4	867.3

1.	For further details on the loan granted to the lessor in respect of the Veldhoven headquarters see Note 13 Property, plant and equipment.
ASML owns an indirect interest of 24.9 percent in Carl Zeiss SMT GmbH, who is our single supplier of optical columns and, from time to time, ASML makes non-interest bearing advance payments to Carl Zeiss SMT GmbH supporting their work-in-process, thereby securing lens and optical column deliveries to us. Amounts included in these advance payments are settled through future lens or optical column deliveries.
Prepaid expenses mainly include prepaid income taxes on intercompany profit not realized by the ASML group of EUR 99.7 million as of December 31, 2017 (2016: EUR 74.3 million).
Operations to be invoiced increased EUR 265.6 million to EUR 366.9 million as of December 31, 2017 (2016: EUR 101.3 million) primarily due to increasing shipments for which invoices still need to be sent, as well as a transfer of non-current accounts receivable to current assets in 2017.
Derivative financial instruments consist of the current part of the aggregate fair value of interest rate swaps and forward foreign exchange contracts, see Note 4 Financial risk management.
Other non-current assets consist of the following:

As of December 31	2016	2017
(in millions)	EUR	EUR

Advance payments to Carl Zeiss SMT GmbH	305.7	331.5
Derivative financial instruments	89.5	65.2
Compensation plan assets [1]	38.0	41.2
Prepaid expenses	151.4	140.4
Subordinated loan granted to lessor in respect of Veldhoven headquarters [2]	5.4	—
Other assets	22.3	24.4
Other non-current assets	612.3	602.7

1.	For further details on compensation plan assets see Note 18 Employee benefits.

2.	For further details on the loan granted to the lessor in respect of the Veldhoven headquarters see Note 13 Property, plant and equipment.
The non-current advance payments to Carl Zeiss SMT GmbH include the non-current part of the advance payments as described above, plus support for tooling (as part of the High-NA agreement signed November 3, 2016) for Carl Zeiss SMT GmbH of EUR 39.1 million as of December 31, 2017 (2016: EUR 2.7 million).
Derivative financial instruments consist of the non-current part of the fair value of interest rate swaps, which decreased in value as a result of an increase in market interest rates, see Note 4 Financial risk management.
Prepaid expenses mainly include prepaid income taxes on intercompany profit not realized by the ASML group of EUR 133.9 million as of December 31, 2017 (2016: EUR 144.1 million).